Earnings Call Presentation Q1 2014 May 7, 2014

Safe Harbor Language This press release contains certain statements that are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward - looking statements . Forward - looking statements, such as the statements regarding our expectations with respect to actions by the FCC, future increases in our revenue and profitability and other statements contained in this release regarding matters that are not historical facts, involve predictions . Any forward - looking statements made in this press release are accurate as of the date made and are not guarantees of future performance . Actual results or developments may differ materially from the expectations expressed or implied in the forward - looking statements, and we undertake no obligation to update any such statements . Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . 1

Poised for Growth & Profitability Improvement

Financial Performance & Liquidity	• Continued momentum in Revenue and Adjusted EBITDA growth. Improved Duplex coverage with completed Second-Generation constellation – Duplex minutes of use, equipment revenue and service revenue increased 11%, 22% and 21%, respectively, over prior year period. • Globalstar's common stock listed on NYSE MKT on April 21, 2014 – materially enhances trading liquidity and visibility
New Products	• In January 2014, Globalstar announced Sat-Fi, a ground-breaking MSS technology that converts any Wi-Fi enabled device into a satellite phone – can provide coverage to approximately 2 billion people who live, work, play or travel in the 75% of the earth's landmass without terrestrial coverage • In February 2014, Globalstar released STX3, world's lowest power-consuming satellite network chipset. Low cost and easy to integrate STX3 chipsets allow VARs and OEMs to develop smaller, more efficient M2M solutions.
ADS-B Link Augmentation System	• A true over-the-horizon space-based air traffic management allowing real-time tracking of aircraft via the Globalstar constellation beyond the range of terrestrial ADS-B networks • Reliable, secure and cost effective air traffic management solution – scheduled for initial certification in 2015 • Unique design allows for scalable capacity, low latency and fast update rates
FCC NPRM Proceeding	• On November 1, 2013, the Federal Communications Commission voted unanimously to release Globalstar's requested Notice of Proposed Rulemaking over 22 MHz of spectrum including licensed (2483.5-2495 MHz) and adjacent ISM spectrum (2473-2483.5 MHz) • Initial comments received May 5, 2014 • Comment cycle to conclude June 4, 2014

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Globalstar

Financial Results Summary

Major Highlights

- Revenue and Adjusted EBITDA for Q1 2014 were $20.5 million and $3.8 million – growth of 6% and 54%, respectively over the comparable prior year period
- Duplex service revenue was $5.9 million, representing growth of 21% over Q1 2013; Duplex Adjusted ARPU [1] was $33.73, representing a 20% increase over the comparable prior year period
- SPOT and Simplex service revenue for Q1 2014 were $7.0 million and $1.9 million respectively

($ in millions except ARPU data)

INCOME STATEMENT SUMMARY

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014
Revenue:											
Service revenue											
Duplex	$4.2	$4.5	$5.0	$4.8	$18.4	$4.8	$5.4	$6.2	$6.3	$22.8	$5.9
SPOT	5.3	6.5	6.6	6.9	25.2	7.1	6.9	7.0	7.0	27.9	7.0
Simplex	1.3	1.4	1.7	1.8	6.1	1.8	1.6	2.1	2.0	7.6	1.9
IGO & Other	1.8	1.8	2.1	1.9	7.7	1.6	1.6	1.7	1.4	6.3	1.5
Total Service Revenue	$12.6	$14.2	$15.4	$15.3	$57.5	$15.4	$15.4	$17.1	$16.8	$64.6	$16.2
Equipment sales revenue	$4.1	$5.8	$5.2	$3.7	$18.9	$3.9	$4.4	$5.5	$4.2	$18.1	$4.3
Total revenue	**$16.7**	**$20.0**	**$20.5**	**$19.1**	**$76.3**	**$19.3**	**$19.8**	**$22.5**	**$21.0**	**$82.7**	**$20.5**
Cost of services	$7.3	$7.5	$7.4	$7.9	$30.1	$7.5	$7.2	$8.2	$7.3	$30.2	$6.9
Cost of subscriber equipment sales plus value reduction	3.0	3.8	4.7	3.3	14.7	2.9	3.6	4.1	8.7	19.4	3.1
Marketing, general, and administrative	6.6	7.0	7.4	6.4	27.5	6.9	6.6	9.1	7.3	29.9	7.8
Contract termination charge	0.0	22.0	0.0	0.0	22.0	0.0	0.0	0.0	0.0	0.0	0.0
Depreciation, amortization, and accretion	14.7	15.9	18.7	20.5	69.8	20.3	22.1	23.7	24.5	90.6	23.3
Other operating expenses	0.1	7.1	0.0	0.0	7.2	0.0	0.0	0.0	0.0	0.0	0.0
Total operating expenses	$31.7	$63.4	$38.2	$38.1	$171.3	$37.7	$39.4	$45.1	$47.8	$170.1	$41.1
Loss from operations	($14.9)	($43.4)	($17.7)	($19.0)	($95.0)	($18.4)	($19.6)	($22.6)	($26.8)	($87.4)	($20.6)
Gain (Loss) on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	(47.2)	(63.6)	1.7	(109.1)	(10.2)
Other income (expense)	(9.4)	16.0	(23.5)	0.1	(16.8)	(6.6)	(59.3)	(118.7)	(208.9)	(393.5)	(219.6)
Income tax expense	(0.2)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.8)	(1.1)	(0.2)
Net loss	**($24.5)**	**($27.5)**	**($41.2)**	**($19.0)**	**($112.2)**	**($25.1)**	**($126.3)**	**($205.0)**	**($234.8)**	**($591.1)**	**($250.5)**
Adjusted EBITDA [2]	**$1.4**	**$2.9**	**$3.1**	**$2.6**	**$9.8**	**$2.5**	**$2.9**	**$2.5**	**$3.9**	**$11.9**	**$3.8**
ARPU											
Duplex	$15.35	$16.74	$18.95	$18.49	$17.42	$19.24	$21.29	$24.50	$24.97	$22.54	$27.43
Duplex Adjusted ARPU [1]	21.69	23.84	27.21	26.84	24.97	28.20	31.18	35.73	36.45	32.98	33.73
SPOT	8.57	9.91	9.44	9.60	9.47	10.45	10.69	10.64	10.54	10.04	10.52
Simplex	3.03	2.88	3.24	3.23	3.11	3.20	2.70	3.32	3.00	3.03	2.58
IGO / Wholesale	1.45	1.54	1.60	1.81	1.59	1.89	2.11	2.10	2.45	2.13	2.32

(1) Duplex ARPU adjusted for deactivation of approximately 26,000 suspended or non-paying subscribers in Q1 2014.

(2) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new products and certain other one-time charges. See reconciliation to GAAP Net Loss on Annex A.

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Globalstar

$0.6 $0.8 $1.1 $1.4 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 Q1'11 Q1'12 Q1'13 Q1'14 Q1 2014 Financial Performance 4 ($ in millions) 22% Growth Duplex Performance & Operating Cash Flow Duplex Equipment Revenue Adjusted EBITDA (3) (3) Adjusted to exclude non - cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D co sts associated with the development of new products and certain other one - time charges. See reconciliation to GAAP Net Loss on Annex A. Duplex Service Revenue $5.1 $4.2 $4.8 $5.9 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 Q1'11 Q1'12 Q1'13 Q1'14 21% Growth Operating Cash Flow (2) ($3.6) ($2.6) ($0.5) $3.8 ($5.0) ($2.0) $1.0 $4.0 Q1'11 Q1'12 Q1'13 Q1'14 $4.3m Increase ($ in millions) Duplex Adjusted ARPU (1) $24.74 $21.69 $28.20 $33.73 $15.00 $20.00 $25.00 $30.00 $35.00 Q1'11 Q1'12 Q1'13 Q1'14 20% Growth 2011 - 2014 Q1 Comparison 2011 - 2013 Q2 Comparison 2011 - 2013 Q3 Comparison 2011 - 2013 Q4 Comparison ($2.5) $1.4 $2.5 $3.8 ($3.0) ($2.0) ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q1'11 Q1'12 Q1'13 Q1'14 ($2.0) $2.9 $2.9 ($3.0) ($2.0) ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 Q2'11 Q2'12 Q2'13 ($3.5) $3.1 $2.5 ($4.0) ($3.0) ($2.0) ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 Q3'11 Q3'12 Q3'13 $1.6 $2.5 $3.9 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q4'11 Q4'12 Q4'13 54% Growth ($ in millions) ($ in millions) ($ in millions) ($ in millions) ($ in millions) (2) See reconciliation to GAAP Net Loss on Annex B. (1) Duplex ARPU adjusted for deactivation of approximately 26,000 suspended or non - paying subscribers in Q1 2014.

Duplex Expansion Initiatives Update 5 Geographical Expansion Improved Service Offerings Marketing & Advertizing Expansion · Completed gateway repair efforts in Brazil · Venezuela gateway repair procedures to be completed in Q2 2014 · Additional geographical expansion opportunities under consideration · Prepaid Solution : Launched in Europe, North America and select regions in Central & Latin America. Greater flexibility for seasonal subscribers – significant international market share expansion potential. · Large Home Zone : Fully launched during Q1 2014. Allows customers access to international markets without the incurrence of roaming and long distance charges – improves inter - territory usage and supports international expansion initiatives. · Trade - in Trade - up : Re - introduces Globalstar’s resurgent Duplex offerings through promotional hardware trade - in program – provides compelling economics to win competitors’ subscribers and expand Globalstar’s Duplex subscriber base · First large - scale resurgence program for Globalstar’s Duplex offering since 2006 with multiple promotional multi - media campaigns targeted across key vertical markets · Campaign aggressively re - launches Globalstar brand and communicates superior competitive offering · Expected to drive increased subscriber growth and reduce churn

New Products Broaden MSS Relevance

New Products	Key Features & Benefits	Distribution
 **SPOT Global Phone** *May 2013*	• Small, lightweight, consumer-oriented satellite phone • Portable device with a long battery life • Airtime pricing matches current Duplex price plans • Provides flexibility to outdoor enthusiasts with two-way communication functionality while out of cellular range	• Leverages the brand equity of SPOT in the recreational and consumer marketplace • Distributed through 10,000 points of retail distribution REI Bass Pro Shops
 **SPOT Gen3** *September 2013*	• Battery life 2x SPOT 2 – enhanced customization features – smaller form factor • USB for line power eliminates need for battery replacement • New movement messaging, theft alerting capabilities – Extreme Tracking at 2.5 minute intervals • Flexibility to outdoor enthusiasts to send pre-defined messages & GPS coordinates while off the grid	• Enhanced features augment distribution potential • Distributed through existing retail channels Sportsman's Warehouse West Marine
 **SPOT Trace** *November 2013*	• Traces the path of anything, anytime, anywhere for consumer assets – extremely small and inexpensive • Key applications include theft prevention • Extreme Tracking offered at $99.99 per year	• Broadens addressable market by targeting mass consumers – leverages existing retail network Cabela's
 **STX3** *February 2014*	• World's lowest power-consuming satellite network chipset for M2M solutions – ability to operate for many months or years without human intervention • Easy-to-integrate – enables VARs and OEMs to develop smaller, more efficient M2M solutions • Applications include wide range of assets including LPG tanks, water tanks, remote meter applications, vehicles, animal tracking devices & sea or land containers	• Significant potential for enhanced M2M penetration • Global coverage augments distribution potential • Distributed through 2,000 dealers / resellers / VARs

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Globalstar

Product Capability ● Connects any Wi - Fi enabled device (e.g., tablets, smartphones and laptops) to Globalstar’s satellite network for full voice and data services beyond the range of cellular networks ● Extends wireless beyond cellular and allows for coverage in any targeted territory while allowing high quality connectivity for voice and data where the economics do not otherwise support capital deployment for a macro terrestrial network ● Provides alternative to international terrestrial roaming ● Sat - Fi to be released in Q2 2014 – targets government and enterprise customers. With the completion of Second - Generation ground infrastructure by end of 2015, a $100 Hughes - based consumer capable device is planned for rollout. ● Can provide coverage to approximately 2 billion people who live, work, play or travel in the 75% of the earth's landmass without terrestrial coverage Ground - Breaking MSS Technology: Sat - Fi Sat - Fi Wi - Fi 7

ADS - B Link Augmentation System (“ALAS”) 8 ALAS Overview Optimally Designed & Successfully Tested · ADS - B Link Augmentation System, or “ALAS,” re - routes a signal from the aircraft’s transponder through a secure and uninterruptable two - way link via the Globalstar constellation · Resolves line - of - sight issues and provides the aircraft’s position every second even over oceanic, remote or mountainous terrain – areas where terrestrial ADS - B networks are not deployed or are obstructed · Simple design and small antenna requirement make the solution a quick and economical upgrade for commercial aircraft · ALAS is designed to be unobtrusive and subordinate to conventional line - of - sight transmission of the ADS - B signal in space. The solution does not interfere with normal payload delivery to other aircraft or to ADS - B ground stations. · The increased speed and reliability of Globalstar’ s Second - Generation constellation, coupled with the simplicity of the ALAS interface, allows for easy and cost effective deployment · Space - Based ADS - B system has been successfully tested in Alaska over the past two years. Long - range flight testing to begin this summer – scheduled for initial certification in 2015. ALAS is a true over - the - horizon surveillance technology which allows real - time tracking of aircrafts beyond the range of terrestrial ADS - B networks Key Features & Benefits · Scalable Capacity: As all of the ADS - B components are located on the ground, the system is accessible and easily modified · Low Latency: Globalstar’s Bent - pipe architecture promotes low latency, direct connections with ATC points of service · Fast Update Rates: Provides 1 - second updates at 5 - mile separation. System to have the same metrics as a terrestrial ADS - B system. · Reliable & Secure: Bent - pipe architecture promotes a reliable and flexible system. System is jamming and spoofing resistant and additional encryption can be added on a case by case basis. Note: Refer to Annex C for a schematic overview of the ADS - B Link Augmentation System.

FCC’s NPRM Regulatory Update 9 Globalstar’s NPRM Process Overview November 13, 2012 Globalstar Files Petition for Rulemaking January 20, 2013 Initial & Reply Comments Filed September 5, 2013 FCC Circulates NPRM Internally November 1, 2013 FCC Unanimously Votes For and Releases NPRM February 19, 2014 NPRM Publication in Federal Register May 5, 2014 Comment Due Date June 4, 2014 Reply Comment Due Date 2H 2014 Process Completion Expected Completed Pending

Globalstar Value Drivers Global, contiguous ITU spectrum authorization TLPS offers low - cost carrier grade connectivity for small cell, video and enterprise Scalable, reliable and secure ALAS air traffic management solution Resurgent global MSS business – continued revival across service offerings Unique product portfolio across consumer, enterprise and government markets Fully deployed Second - Generation constellation offers lowest latency, lowest cost per bit 10

Annex A – Reconciliation of Quarterly Adjusted EBITDA

($ in millions)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net loss	($6.5)	($14.1)	($0.7)	($33.7)	($24.5)	($27.5)	($41.2)	($19.0)	($25.1)	($126.3)	($205.0)	($234.8)	($250.5)
Interest income and expense, net	1.2	1.2	1.2	1.2	3.1	3.8	6.6	8.1	7.8	15.2	16.9	28.0	10.9
Derivative (gain) loss	(6.4)	(3.9)	(23.8)	10.3	6.5	(20.4)	16.5	(9.5)	(0.5)	29.9	97.5	179.1	209.4
Income tax expense (benefit)	0.1	0.1	(0.0)	(0.3)	0.2	0.1	0.1	0.1	0.1	0.1	0.1	0.8	0.2
Depreciation, amortization, and accretion	10.6	12.8	12.1	14.5	14.7	15.9	18.7	20.5	20.3	22.1	23.7	24.5	23.3
EBITDA	($1.0)	($3.9)	($11.2)	($8.0)	($0.1)	($28.1)	$0.6	$0.2	$2.6	($59.0)	($66.7)	($2.5)	($6.7)
Reduction in the value of long-lived assets & inventory	$0.4	$0.5	$4.0	$7.5	$0.3	$7.2	$0.7	$0.4	$0.0	$0.0	$0.0	$5.8	$0.0
Non-cash compensation	0.7	0.8	0.5	0.2	0.3	0.3	0.3	0.3	0.4	0.3	1.2	0.4	0.8
Research and development	0.5	0.5	0.6	0.2	0.1	0.1	0.0	0.1	0.2	0.1	0.2	0.1	0.1
Severance	0.1	0.2	0.7	0.3	0.0	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0	0.0
Foreign exchange and other (income) loss	(1.2)	(0.1)	1.9	0.3	(0.1)	0.6	0.4	1.3	(0.6)	0.2	1.5	1.8	(0.7)
(Gain) Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	47.2	63.6	(1.7)	10.2
Revenue recognized from Open Range lease term	(2.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Thales arbitration expenses	0.0	0.0	0.0	1.0	0.7	0.8	0.2	0.1	0.0	0.0	0.0	0.0	0.0
Contract termination charge	0.0	0.0	0.0	0.0	0.0	22.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss on future equity issuance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14.0	2.7	0.0	0.0
Write off of deferred financing costs	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.0	0.0	0.0	0.0	0.0	0.2
Adjusted EBITDA	**($2.5)**	**($2.0)**	**($3.5)**	**$1.6**	**$1.4**	**$2.9**	**$3.1**	**$2.5**	**$2.5**	**$2.9**	**$2.5**	**$3.9**	**$3.8**

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Globalstar

Annex B – Reconciliation of Operating Cash Flow 12 ($ in millions) Q1 2011 Q1 2012 Q1 2013 Q1 2014 Net Loss ($6.5) ($24.5) ($25.1) ($250.5) Depreciation, amortization, and accretion 10.6 14.7 20.3 23.3 Change in fair value of derivative assets and liabilities (6.4) 6.5 (0.5) 209.4 Stock-based compensation expense 0.7 0.2 0.2 0.6 Amortization of deferred financing costs 0.9 0.9 2.1 2.5 Provision for bad debts 0.4 0.1 0.5 0.6 Loss on extinguishment of debt - - - 10.2 Loss on equity method investments 0.1 0.1 - - Noncash interest expense (includes accretion expense) - 1.2 2.7 4.1 Foreign currency and other, net (0.9) 0.5 (0.4) (0.2) Changes in operating assets and liabilities: Accounts receivable (2.2) 0.4 (1.0) (0.9) Inventory 0.9 0.8 2.1 2.1 Prepaid expenses and other current assets 0.5 0.9 (0.1) (0.7) Other assets 0.0 0.6 (5.0) (0.6) Accounts payable and accrued expenses 0.9 (5.5) 4.0 2.9 Payables to affiliates (0.4) 0.0 0.0 0.0 Other non-current liabilities (0.1) 0.9 (0.3) (0.1) Deferred revenue (2.1) (0.4) (0.1) 1.1 Operating Cash Flow ($3.6) ($2.6) ($0.5) $3.8

Annex C – ALAS Schematic Overview 13